UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)     May 23, 2006
                                                --------------------------------

                           NATURAL HEALTH TRENDS CORP.
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               (Exact name of Company as specified in its charter)


         Delaware                      0-26272                   59-2705336
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(State or other jurisdiction         (Commission                IRS Employer
of incorporation)                    File Number)            Identification No.)


2050 Diplomat Drive                  Dallas, TX                     75234
     (Address of principal executive offices)                    (Zip Code)


Company's telephone number, including area code      (972) 241-4080
                                               ---------------------------------


         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

         On May 23, 2006, Natural Health Trends Corp. (the "Company") received a letter from The Nasdaq Stock Market stating that the Company is not in compliance with Marketplace Rule 4310(c)(14), which obligates Nasdaq listed issuers to timely file those reports and other documents required to be filed with the Securities and Exchange Commission. The Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2006 was due on May 15, 2006.

         As previously disclosed, on May 8, 2006, the Company filed its Annual Report on Form 10-K which was incomplete since it omitted Part III of the Form 10-K. This part is frequently incorporated by reference to a company's proxy statement. Since the Company filed it's Annual Report on Form 10-K late, and has not amended it to include the Part III information, a hearing with the Nasdaq Listing Qualifications Panel (the "Panel") has been scheduled for June 1, 2006. The Panel will consider whether the Company's shares of common stock should continue to be listed on The Nasdaq National Market. At that hearing, the Panel will also consider the Company's failure to timely file its Quarterly Report on Form 10-Q for the first quarter.

         It is not anticipated that the Company's shares of common stock will be delisted before its hearing with the Panel. However, if the Company fails to file its Amended Annual Report on Form 10-K/A or its Form 10-Q for the first quarter, or fails to persuade the Panel to provide the Company with an exception to Marketplace Rule 4310(c) (14), the Company's shares of common stock may be subject to delisting by The Nasdaq Stock Market.


Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits

         99. Press Release of the Company dated May 26, 2006.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        NATURAL HEALTH TRENDS CORP.


Date: May 26, 2006
                                        By: /s/ CHRIS SHARNG
                                            -----------------------------------
                                            Name:  Chris Sharng
                                            Title: Executive Vice President and
                                                   Chief Financial Officer

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